Exhibit 99.2
AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	March 15, 2002	Closing Date:	October 19, 2000

Collection Period Begin Date:	February 1, 2002	Previous Distribution Date:	February 15, 2002
Collection Period End Date:	February 28, 2002	Previous Collection Period End Date:	January 31, 2002

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		2/15/02	3/15/02	2/15/02	3/15/02	2/15/02	3/15/02

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	310,420,580	287,728,640	98.55%	91.34%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified ReserveAccount Percent	0.75% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	March 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	February 1, 2002	Previous Distribution Date:	February 15, 2002
Collection Period End Date:	February 28, 2002	Previous Collection Period End Date:	January 31, 2002

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		09/30/00	1/31/02	2/28/02	1/31/02	2/28/02

i.	Principal Balance	$950,415,639	$464,808,747	$441,354,545	48.91%	46.44%
ii.	Number of Contracts	73,293	47,501	45,964	64.81%	62.71%
iii.	Weighted Average Coupon (WAC)	9.44%	9.47%	9.47%
iv.	Weighted Average Original Term	61.40	62.21	62.29
v.	Weighted Average Remaining Term	49.40	37.22	36.46
vi.	Weighted Average Seasoning	12.00	24.99	25.82

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		1/31/02	2/28/02	1/31/02	2/28/02	1/31/02	2/28/02	1/31/02	2/28/02

i.	30-59 Days Delinquent	775	665	1.63%	1.45%	$7,565,008	$6,507,764	1.63%	1.47%
ii.	60-89 Days Delinquent	259	171	0.55%	0.37%	2,581,854	1,709,401	0.56%	0.39%
iii.	90-119 Days Delinquent	91	70	0.19%	0.15%	851,692	629,905	0.18%	0.14%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	16	22	0.03%	0.05%	199,773	300,690	0.04%	0.07%
vi.	Repo In Inventory (Not Charged-Off)	24	25	0.05%	0.05%	295,041	305,798	0.06%	0.07%
vii.	Gross Charge-Offs in Period	72	82	0.15%	0.18%	573,881	630,697	0.12%	0.14%

G. Portfolio Charge-Offs		$		% of Original Balance
		1/31/02	2/28/02	1/31/02	2/28/02

i.	Gross Charge-Offs In Period	$ 573,881	$ 630,697	0.060%	0.066%
ii.	Cumulative Gross Charge-Offs	7,439,747	8,070,443	0.783%	0.849%
iii.	Net Losses In Period	338,752	440,380	0.036%	0.046%
iv.	Cumulative Net Losses	5,308,949	5,749,329	0.559%	0.605%

H. Pool Collections

i.	Borrower Interest Collections	$ 3,662,665.24
ii.	Borrower Principal Collections	22,373,887.32
iii.	Net Liquidation Proceeds	347,049.44
iv.	Recoveries	190,316.15
v.	Repurchase Amounts (Interest)	780.99
vi.	Repurchase Amounts (Principal)	102,568.85
vii.	Total Interest Collections	3,663,446.23
viii.	Total Principal Collections	23,013,821.76

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$464,808,747.21
ii.	Pool Balance Reductions from Principal Collections	22,823,505.61
iii.	Gross Charge-Offs In Period	630,696.50
iv.	Ending Pool Balance	441,354,545.10

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	March 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	February 1, 2002	Previous Distribution Date:	February 15, 2002
Collection Period End Date:	February 28, 2002	Previous Collection Period End Date:	January 31, 2002

J. Total Available

i.	Total Pool Collections		$26,677,267.99
ii	Reinvestment Income from Reserve Account		4,570.37
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		26,681,838.36

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$ 387,340.62
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	387,340.62	$ 387,340.62	$26,681,838.36	$7,128,117.29	$0.00	$ 387,340.62

ii.	Class A Notes Interest Distribution		2,309,259.73	26,294,497.74	7,128,117.29	0.00	2,309,259.73
	Class A Notes Balance	414,060,580.22
	Pool Balance	441,354,545.10

iii.	First Priority Principal Distribution	0.00	0.00	23,985,238.01	7,128,117.29	0.00	0.00

iv.	Class B Notes Interest Distribution		168,209.00	23,985,238.01	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	442,570,580.22
	Pool Balance	441,354,545.10

v.	Second Priority Principal Distribution	1,216,035.12	1,216,035.12	23,817,029.01	7,128,117.29	0.00	1,216,035.12
vi.	Class C Notes Interest Distribution		88,412.00	22,600,993.90	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	22,512,581.90			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	456,830,580.22
	Specified Credit Enhancement Amount	14,344,022.72
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	7,215,905.43
	Target Securities Balance	434,138,639.67

viii.	Regular Principal Distribution	21,475,905.43	21,475,905.43	22,512,581.90			21,475,905.43

ix.	Release to Seller		1,036,676.47	1,036,676.47	7,128,117.29		1,036,676.47

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	March 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	February 1, 2002	Previous Distribution Date:	February 15, 2002
Collection Period End Date:	February 28, 2002	Previous Collection Period End Date:	January 31, 2002

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$2,309,259.73	$—	$—	$2,309,259.73	$2,309,259.73	$—
Class A-1 Notes	6.745%	28	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	1,725,421.06	—	—	1,725,421.06	1,725,421.06	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$ —
Second Priority Principal Distribution	1,216,035.12
Regular Principal Distribution	21,475,905.43

Total Principal Distribution	22,691,940.54
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	22,691,940.54
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—